EXHIBIT 10




                DIRECTORS AND CONSULTANTS STOCK OPTION AGREEMENT


         THIS AGREEMENT is made as of October 21, 1994 between Whitman Medical Corp. ("Company") and Phillip Frost, M.D.
("Optionee"). Terms used herein have the same meaning as in the Company's 1986 Directors and Consultants Stock Option Plan
("Plan").

         1. The Company hereby grants to Optionee an option (the "Option") to purchase 25,000 of the Company's common shares, no par value per share ("Shares"), pursuant and subject to the terms of the Plan, a copy of which has been delivered to Optionee and which is incorporated herein by reference.

         2.       The Option price per Share shall be $4.88.

         3. The Option shall expire on October 20, 2004 unless earlier terminated.

         4. The Option shall not be transferable otherwise than by will or by the laws of descent and distribution and during the lifetime of Optionee shall be exercisable only by Optionee.

         5. The Option is not limited in the period of time in which it is exercisable by reason of the Optionee ceasing to be a director or a consultant to the Company, provided that the Option shall not be exercisable beyond the expiration date set forth in Section 3.

         6. Nothing herein or in the Plan shall confer upon any director of or consultant to the Company any right to continue in the service of the Company.

         7. The Option and the Plan are subject to adjustments, modifications and amendments as provided in the Plan.

         8. Subject to the Plan, this Agreement shall bind and inure to the benefit of the Company, Optionee and their respective successors, assigns and personal representatives.

         9. This Agreement will be governed by and construed under the laws of New Jersey.

         10. Any disputes, claims or interpretive issues arising hereunder shall be determined by the Board of Directors or a committee thereof in its sole and absolute discretion, and such determination shall be final and uncontestable.


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         IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective from the date first above written.

                                                WHITMAN MEDICAL CORP.



                                                By:
                                                   --------------------------


                                                   --------------------------
                                                      PHILLIP FROST, M.D.